UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22719

Resource Real Estate Diversified Income Fund

            (Exact name of registrant as specified in charter)

2005 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Shelle Weisbaum, Resource Real Estate, Inc.

2005 Market Street, Philadelphia, PA 19103

              (Name and address of agent for service)

Registrant's telephone number, including area code:

215-231-7050

Date of fiscal year end:

2/28

Date of reporting period: 2/28/2014

Item 1.  Reports to Stockholders.

Annual Report

February 28, 2014

Investor Information: 1-855-747-9559

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Resource Real Estate Diversified Income Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders:

We are pleased to present you with the Resource Real Estate Diversified Income Fund Annual Report for 2014, which also represents our inaugural report for the Fund. During our first year of operations we are proud to have delivered on our investment objectives:

▪

Provided our investors access to a diversified portfolio of both private and public real estate investments across the capital structure

▪

Delivered a growing income yield. Our current annualized dividend represents a more than 6%1 dividend yield on our issue price. We have grown our dividend by 11% since our inception

▪

Provided capital stability.  The Fund produced a total return of 2%2 with significantly less volatility than publicly traded REIT indices.

Investment Philosophy and Process

As the Fund’s Advisor, Resource Real Estate has retained a consistent approach to investing our clients’ capital. Our investment focus remains exclusively on high quality real estate investments. Our investable universe broadly encompasses three main areas: Traded Equity (US and international REITs), Real Estate Credit (preferred REIT equity and bonds) and Direct Real Estate (including Private Equity and Non-traded REITs). Each investment type offers relative advantages. For instance, publicly traded REITs offer higher levels of growth, liquidity and access to a more global opportunity set. Direct real estate offers higher levels of capital stability and attractive income. Debt can offer higher security and income.

As the Advisor, our first decision is to determine the correct balance within the Fund among these three real estate investment types. We base this decision upon where we see the best relative value as well as the context of maintaining the Fund’s strategic objectives. 3

Once we have set our strategic allocation, our individual investment selection is determined via a two-stage screening process. We first screen for high quality investments. “Quality” is an often-used term, but we believe that it represents the successful fulfillment of specific attributes including quality management (competent and aligned); quality assets (well-located, leased and maintained) and conservative financing (appropriate loan-to-value and liquidity). Once an investment passes our quality screen, we then employ a valuation screen to each investment, using proprietary Discounted Cash Flow and Net Asset Value analysis to determine that we can access an investment opportunity at a discount to its fundamental value. The result is a portfolio of high quality income-producing investments purchased at a discount.

________________________

1 Because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Company’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. For the March 31, 2014 distribution, the dividend was comprised of approximately 35% of return of capital.

2 While a 2% return in the context of a challenging year for some of the markets we invest in (such as publicly traded REITs) is satisfactory, we seek to grow capital in excess of our 5% income yield (over the long term).

3 The Fund seeks to provide: 1) a growing income distribution above 5%; 2) diversification; 3) low volatility and 4) liquidity.

Investment Environment and Fund Performance

While the medium-term outlook for real estate fundamentals is very attractive, the last 12 months have also provided some challenges for real estate investors in the form of higher interest rates. While the years following the global financial crisis had been typified by sub-par economic growth and historically low interest rates, the last 12 months have seen a recovery in growth driven by falling unemployment and some recovery in housing. However, along with this recovery we have seen that interest rates have started to normalize and this has had an impact on real estate investment markets.

The Fund launched in March 2013, just prior to the end of quantitative easing (QE) by the Federal Reserve. The ending of QE caused interest rates to increase, which created volatility in the prices of some real estate securities markets, including US REITs, which saw steep declines. The Fund was affected by these macro-economic factors, which led to a short-term fluctuation in our Net Asset Value.

Our response was to take advantage of the opportunities provided by a short-term dislocation in markets. We allocated capital to some of the most attractively valued real estate sectors such as publicly traded REITs. These tactical shifts, along with prudent investment in credit and direct real estate in other areas of the portfolio, enabled the Fund to complete the year with a positive total return. The Fund delivered on our key goals of relatively high (and growing) income and significantly less price volatility when compared with publicly traded REIT indices during this period.

Investment Positioning

More importantly, the longer-term prognosis for real estate values is positively impacted by an improvement in economic growth, and we have positioned the Fund to potentially benefit. We have increased our allocation to prime real estate assets, which have strong rental growth prospects, through our private equity investments. The Fund has also allocated heavily to real estate types that have short lease duration, such as hotels and multifamily, which can benefit quickly from improving market rents. Additional allocations were made to real estate types with economically sensitive demand drivers such as industrial and logistics. We have also increased our allocation to select international investment opportunities, particularly in Europe, where the real estate cycle is lagging the USA by approximately two years, and valuations are very attractive.

We believe that our approach will allow us to deliver on our key investment objectives over the course of the next year and beyond.

Thank you for being a shareholder of the Resource Real Estate Diversified Income Fund.

Sincerely,

Scott Crowe

Global Portfolio Manager

Resource Real Estate Diversified Income Fund

1052-NLD-4/24/2014

Resource Real Estate Diversified Income Fund

PORTFOLIO REVIEW (Unaudited)

Since Inception through February 28, 2014*

The Fund’s performance figures for the period ending February 28, 2014, compared to its benchmark:

Since Inception*
Resource Real Estate Diversified Income Fund:
Without Load	2.03%
With Load +	(3.83)%

WHPSR Index	(1.48)%

* The Fund commenced operations March 12, 2013.

+ Adjusted for initial maximum sales charge of 5.75%.

The Wells Fargo® Hybrid and Preferred Securities (“WHPSR”) REIT Index is designed to track the performance of preferred securities issued in the US market by Real Estate Investment Trusts. The index is composed exclusively of preferred shares and depositary shares (collectively, the “Preferred Securities”).

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total annual operating expense, including underlying funds, after fee waivers is 2.45% per the March 11, 2013, prospectus.  For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

Comparison of the Change in Value of a $10,000 Investment

Resource Real Estate Diversified Income Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

Since Inception through February 28, 2014

Portfolio Composition as of February 28, 2014

Percent of Net Assets
Real Estate Investment Trusts	69.3%
Preferred Stocks	26.0%
Common Stocks	6.3%
Bonds & Notes	4.0%
Short-Term Investment	0.1%
Total Investment	105.7%
Liabilities in Excess of Other Assets	(5.7%)
Net Assets	100.0%

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS
February 28, 2014
Prinicpal ($)		Value
	BONDS & NOTES - 4.0%
	COMMERCIAL MBS - 4.0%
200,000	Banc of America Commercial Mortgage Trust 2006-4, 5.734%, 7/10/2046 ^ +	$ 191,953
	(Cost $192,939)
Shares
	COMMON STOCKS - 6.3%
	LODGING - 2.9%
1,673	Starwood Hotels & Resorts Worldwide, Inc. +	137,956

	PRIVATE EQUITY - 1.4%
2,592	GSV Capital Corp. * +	32,167
2,690	Monroe Capital Corp. +	35,642
		67,809
	REAL ESTATE - 2.0%
3,300	Mitsubishi Estate Co. Ltd. +	77,698
15,234	Sino Land Co. Ltd. +	21,592
		99,290
	TOTAL COMMON STOCKS (Cost $302,884)	305,055

	PREFERRED STOCKS - 26.0%
	REAL ESTATE INVESTMENT TRUSTS - 26.0%
900	Apollo Commerical Estate, 8.625% +	22,815
1,000	Arbor Realty Trust, Inc., 7.750% +	22,920
2,387	Campus Crest Communities, Inc., 8.000% +	59,699
2,470	Cedar Shopping Centers, Inc., 7.250% +	57,526
920	Commonwealth REIT, 7.250% +	21,960
900	Coresite Realty Corp., 7.250% +	21,699
1,051	Corporate Office Properties Trust, 7.375% +	26,317
1,000	CYS Investments, Inc., 7.500% +	22,910
1,194	Developers Diversified Realty, 6.250% +	26,578
940	Developers Diversified Realty, 6.500% +	21,780
930	Digital Realty Trust, Inc., 6.625% +	21,390
2,114	Entertainment Properties Trust, 6.625% +	47,798
1,040	Excel Trust, Inc., 8.125% +	27,383
950	General Growth Property, 6.375% +	22,249
1,930	Glimcher Realty Trust, 6.875% +	43,715
1,956	Glimcher Realty Trust, 7.500% +	47,140
890	Investors Real Estate Trust, 7.950% +	22,816
200	Kite Realty Group Trust, 8.250% +	5,102
2,832	Northstar Realty Finance Corp., 8.500% +	69,242
5,130	Northstar Realty Finance Corp., 8.875% +	128,558
5,395	Pennsylvania Real Estate Investment Trust, 7.375% +	133,526
5,772	PS Business Parks, Inc., 6.450% +	136,335
3,175	Retail Properties of America, 7.000% +	75,724

See accompanying notes to financial statements.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2014
Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 26.0%
1,121	SL Green Reality Corp., 6.500% +	$ 26,276
1,450	STAG Industrial, Inc., 6.625% +	32,625
625	Strategic Hotels & Resorts, Inc., 8.250% +	15,594
950	Strategic Hotels & Resorts, Inc., 8.500% +	24,035
500	Summit Hotel Properties, 7.875% +	12,500
1,230	Sun Communities, Inc., 7.125% +	29,889
1,318	Taubman Centers, Inc., 6.500% +	30,736
	TOTAL PREFERRED STOCKS (Cost $1,271,684)	1,256,837

	REAL ESTATE INVESTMENT TRUSTS - 69.3%
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS - 16.3% ++ #
4,839	American Realty Capital Healthcare Trust, Inc.	45,435
2,981	American Realty Capital Healthcare Trust II	69,308
4,839	Cole Credit Property Trust IV, Inc.	45,000
21,156	Corporate Property Associates Global, Inc. 18	190,404
12,380	Dividend Capital Diversified Property Fund	64,624
26,668	Inland American Real Estate Trust, Inc.	161,344
7,452	NorthStar Healthcare Income, Inc.	70,004
14,984	Philip Edison ARC Shopping Center REIT, Inc.	140,701
		786,820
	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 13.8% ++ #
181	Clarion Lion Industrials Trust	200,000
117	Clarion Lion Properties Fund	125,000
31,826	Cottonwood Residential, Inc.	190,000
10,000	Reverse Mortgage Investment Trust, Inc., 144A * +	150,000
		665,000

	TRADED REAL ESTATE INVESTMENT TRUSTS - 39.2%
2,698	American Campus Communities, Inc. +	99,664
2,213	American Realty Capital Properties, Inc. +	32,509
3,317	Annaly Capital Management, Inc. +	37,084
249	Ashford Hospitality Prime, Inc. +	4,171
3,601	Ashford Hospitality Prime Trust, Inc. +	40,259
900	Associated Estates Realty Corp. +	15,390
700	AVIV REIT, Inc. +	17,752
700	BioMed Realty Trust, Inc. +	14,476
170	Camden Property Trust +	11,339
3,480	Campus Crest Communities, Inc. +	28,814

See accompanying notes to financial statements.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2014
Shares		Value
	TRADED REAL ESTATE INVESTMENT TRUSTS (Continued) - 39.2%
11,281	CBL & Associates Properties, Inc. +	$ 200,689
5,995	Charter Hall Group +	21,553
733	Columbia Property Trust, Inc. +	19,454
621	CoreSite Realty Corp. +	19,338
4,815	Corio NV +	226,166
1,607	Digital Realty Trust, Inc. +	87,035
1,150	Duke Weeks Realty Corp. +	19,320
520	Dundee Real Estate Investment Trust +	13,864
730	Entertainment Properties Trust, Inc. +	38,880
534	Equity Lifestyle Properties, Inc. +	21,494
558	Essex Property Trust, Inc. +	93,325
471	Extra Space Storage, Inc. +	23,126
21	GLP J-Reit +	22,058
610	HCP, Inc. +	23,650
230	Health Care REIT, Inc. +	13,510
390	Highwoods Properties, Inc. +	14,707
270	Home Properties, Inc. +	15,914
1,920	Inland Real Estate Corp. +	20,563
1,181	Lexington Realty Trust +	13,475
390	Liberty Property Trust +	14,921
200	The Macerich Co. +	12,026
1,751	Mack-Cali Reality Corp +	38,960
494	Mid-America Apartment Communities, Inc. +	33,414
1,250	NorthStar Realty Finance Corp. +	19,387
1,190	Omega Healthcare Investors, Inc. +	38,032
950	Pebblebrook Hotel Trust +	31,578
740	Realty Income Corp. +	32,871
960	RLJ Lodging Trust +	24,950
300	Ryman Hospitality Properties, Inc. +	12,657
128	Simon Property Group, Inc. +	20,645
2,247	Spirit Realty Capital, Inc. +	24,534
620	STAG Industrial, Inc. +	14,452
11,249	Stockland +	38,832
2,275	Summit Hotel Properties, Inc. +	21,021
703	Sun Communities, Inc. +	32,380
10,223	Trade Street Residential, Inc. +	74,527
2,080	Two Harbors Investment Corp. +	21,590
600	Vastned Retail NV +	30,329
6,900	Westfield Retail Trust +	19,191
1,934	WP Carey, Inc. +	122,848
		1,888,724
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,236,609)	3,340,544

See accompanying notes to financial statements.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2014
Shares		Value

SHORT-TERM INVESTMENT - 0.1%
4,650	Dreyfus Treasury Cash Management Institutional, 0.01%** (Cost $4,650)	$ 4,650

	TOTAL INVESTMENTS - 105.7% (Cost $5,008,766) (a)	$ 5,099,039
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.7)%	(276,088)
	NET ASSETS - 100.0%	$ 4,822,951

^ Variable rate security. The rate shown is the effective interest rate as of February 28, 2014.
+ All or a portion of each of these securities may be segregated as collateral for line of credit.
* Non-income producing security.
++ Illiquid security. Total illiquid securities represents 30.1% of net assets as of February 28 , 2014.
# Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total Value of such securities is $1,451,820 or 30.1% of net assets.
** Money market fund; interest rate reflects seven-day effective yield on February 28, 2014.
REITS - Real Estate Investment Trusts.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At February 28, 2014 securities amounted to $150,000 or 3.1% of net assets.

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $5,025,342

      and differs from market value by net unrealized appreciation (depreciation) of investments as follows:

	Unrealized Appreciation:	$ 158,580
	Unrealized Depreciation:	(84,883)
	Net Unrealized Appreciation:	$ 73,697

Additional Information on Investments in Private REITS (1)

(1) The fair values of these investments have been estimated using the net asset value per share of the investments and adjusted as necessary for any changes in market conditions.

(2) Redemption eligible after completion of the Initial Price Offering (IPO).
(3) Redemption eligible in 2015, still in the offering period.

See accompanying notes to financial statements.

Resource Real Estate Diversified Income Fund
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2014

Assets:
Investments in Securities at Value (identified cost $5,008,766)	$ 5,099,039
Foreign cash (Cost $1,067)	1,058
Due From Adviser	29,603
Dividends and Interest Receivable	12,278
Receivable for Fund Shares Sold	201,544
Prepaid Expenses and Other Assets	5,786
Deferred Offering Costs	5,567
Total Assets	5,354,875

Liabilities:
Line of Credit Payable	64,113
Payable for Securities Purchased	400,163
Shareholder Servicing Fees Payable	689
Payable for Organizational Expenses	23,302
Payable to Other Affiliates	9,718
Other Accrued Expenses	33,939
Total Liabilities	531,924

Net Assets [(494,846 shares outstanding; unlimited number of share (par value $0.01) authorized]
$ 4,822,951

Net Asset Value and Redemption Price Per Share
($4,822,951/494,846 shares of beneficial interest outstanding)	$ 9.75
Maximum Offering Price Per Share
($9.75/0.9425)	$ 10.34

Composition of Net Assets:
At February 28, 2014, Net Assets consisted of:
Paid-in-Capital	$ 4,750,798
Distributions in Excess of Net Investment Income	(16,562)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(1,549)
Net Unrealized Appreciation on Investments and Foreign Currency Translations	90,264
Net Assets	$ 4,822,951

See accompanying notes to financial statements.

Resource Real Estate Diversified Income Fund
STATEMENT OF OPERATIONS
For the Period Ended Febrary 28, 2014*

Investment Income:
Dividend Income	$ 73,443
Interest Income	1,210
Less: Foreign withholding taxes	(379)
Total Investment Income	74,274

Expenses:
Investment Advisory Fees	19,047
Shareholder Servicing Fees	3,809
Offering Costs	131,112
Administration Fees	36,604
Transfer Agent Fees	29,969
Registration & Filing Fees	25,364
Organizational Expense	23,301
Fund Accounting Fees	23,279
Audit Fees	23,000
Trustees' Fees	16,792
Insurance Expense	13,057
Legal Fees	10,511
Printing Expense	8,136
Custody Fees	7,682
Interest Expense	5,086
Miscellaneous Expenses	1,998
Total Expenses	378,747
Less: Fees Waived/Expenses Reimbursed by Adviser	(343,290)
Net Expenses	35,457

Net Investment Income	38,817

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain (Loss) on:
Investments	2,909
Foreign Currency Transactions	(219)
Total Net Realized Gain	2,690

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	90,273
Foreign Currency Translations	(9)
Total Net Change in Unrealized Appreciation	90,264

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	92,954

Net Increase in Net Assets Resulting From Operations	$ 131,771

* The Fund commenced operations on March 12, 2013.

See accompanying notes to financial statements.

Resource Real Estate Diversified Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
Ended
February 28, 2014*

Operations:
Net Investment Income	$ 38,817
Net Realized Gain on Investments and Foreign Currency Transactions	2,690
Net Change in Unrealized Appreciation on Investments and
Foreign Currency Translations	90,264
Net Increase in Net Assets
Resulting From Operations	131,771

Distributions to Shareholders From:
Net Investment Income ($0.39 per share)	(59,167)
Net Realized Capital Gains ($0.002 per share)	(451)
Return of Capital ($0.04 per share)	(7,984)
Total Distributions to Shareholders	(67,602)

From Shares of Beneficial Interest:
Proceeds from Shares Issued (479,602 shares)	4,609,647
Distributions Reinvested (6,600 shares)	61,832
Cost of Shares Redeemed (1,356 shares)	(12,697)
Net Increase in Net Assets From Shares of Beneficial Interest	4,658,782

Total Increase in Net Assets	4,722,951

Net Assets:
Beginning of Period	100,000
End of Period	$ 4,822,951

Distributions in Excess of Net Investment Income	$ (16,562)
__________
*The Fund commenced operations on March 12, 2013.

See accompanying notes to financial statements.

Resource Real Estate Diversified Income Fund
STATEMENT OF CASH FLOWS
For the Period from March 12, 2013 (commencement of operations) to February 28, 2014

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 131,771
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(4,731,556)
Proceeds from sales	83,394
Return of Capital Payments on REITS	47,557
Net short term purchases	(4,650)
Net realized loss from investments	(2,909)
Net unrealized (appreciation)/depreciation from investments and foreign
currency translations	(90,264)
Net purchase of foreign cash	(1,067)
Net Accretion of Discounts	(439)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due From Investment Adviser	(29,603)
Dividends and Interest Receivable	(12,278)
Deferred Offering Costs	(5,567)
Prepaid Expenses and Other Assets	(5,786)
Increase/(Decrease) in liabilities:
Payable to Affiliates	9,718
Organizational Expenses	23,302
Accrued Shareholder Servicing Fee	689
Accrued Expenses and Other Liabilities	33,939
Net cash used in operating activities	(4,553,749)

Cash flows from financing activities:
Increase in Line of Credit	64,113
Proceeds from shares sold	4,408,103
Payment on shares redeemed	(12,697)
Cash distributions paid	(5,770)
Net cash provided by financing activities	4,453,749

Net decrease in cash	(100,000)
Cash at beginning of period	100,000
Cash at end of period	-

Supplemental disclosure of non-cash activity:
Noncash financing activities not included herein consists of
reinvestment of dividends	$ 61,832

See accompanying notes to financial statements.

Resource Real Estate Diversified Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of benefical interest outstanding throughout the period presented.

	Since Inception*
	Through
	February 28, 2014

Net Asset Value, Beginning of Period	$ 10.00
Increase From Operations:
Net investment income (a)	0.24
Net loss from investments and foreign currency transactions
(both realized and unrealized)	(0.06)	(f)
Total From Operations	0.18

Less Distributions:
From net investment income	(0.39)
From net realized gains on investments (e)	(0.00)
From return of capital	(0.04)
Total Distributions	(0.43)

Net Asset Value, End of Period	$ 9.75

Total Return (b)(d)	2.03%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,823
Ratio to average net assets (including interest expense):
Expenses, Gross (c)	24.79%
Expenses, Net of Reimbursement (c)	2.32%
Ratio to average net assets (excluding interest expense):
Expenses, Gross (c)	24.46%
Expenses, Net of Reimbursement (c)	1.99%
Net investment income, Net of Reimbursement (c)	2.54%
Portfolio turnover rate (d)	4%

__________
*The Fund commenced operations on March 12, 2013.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(c) Annualized for periods less than one year.
(d) Not annualized.
(e) Amount is less than $0.01.

(f) Realized and unrealized losses per share does not correlate to the aggregate of the net realized and unrealized gains on the  Statement of Operations for the period ended February 28, 2014, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

See accompanying notes to financial statements.

Resource Real Estate Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS

February 28, 2014

1.

ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The Fund’s primary investment objective is to produce current income, with a secondary objective to achieve a long-term capital appreciation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined in net assets plus the amount of any borrowing for investment purposes) in “real estate and real estate related industry securities,” primarily in income producing equity and debt securities.  The Fund shares are offered subject to a maximum sales charge of 5.75% of the offering price.  The Fund commenced operations on March 12, 2013.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s Net Asset Value (NAV).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Resource Real Estate Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

Valuation of Private REITS – The Fund invests a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (‘ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund invests a significant portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). The Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potentially illiquidity discounts.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of February 28, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 191,953	$ -	191,953
Common Stocks	305,055	-	-	305,055
Preferred Stocks	1,256,837	-	-	1,256,837
Real Estate Investment Trusts	1,888,724	-	1,451,820	3,340,544
Short-Term Investment	4,650	-	-	4,650
Total	$ 3,455,266	$ 191,953	$ 1,451,820	$ 5,099,039

*Refer to the Portfolio of Investments for industry classifications.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

Resource Real Estate Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Real Estate Investment Trusts
Beginning Balance	$ -
Total realized gain (loss)	-
Appreciation (Depreciation)	2,266
Cost of Purchases	1,449,554
Proceeds from Sales	-
Accrued Interest	-
Net transfers in/out of level 3	-
Ending Balance	$ 1,451,820

Significant unobservable valuation inputs for material Level 3 investments as of February 28, 2014, are as follows:

	Fair Value at	Valuation
	2/28/2014	Technique	Unobservable Input	Range (Weighted Average)

Private Real Estate Investment Trusts	$ 665,000	Net Asset Value adjusted as necessary for any changes in market conditions	N/A	N/A

Non-Traded Real Estate Investment Trusts	$ 786,820	Transaction Data	Secondary Market Prices	$5.00 - $10.10
		Discounted Cash Flows	Weighting of Transaction Prices by Volume (a)	20%
			Discounted Rate	3% - 14%

(a) Represents amounts used when the reporting entity has determined that market participant would use such multiples when pricing the investments.

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Secondary Market Prices	Increase	Decrease
Weighting Transaction Prices by Volume	Increase	Decrease
Discounted Rate	Decrease	Increase

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions

Resource Real Estate Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Resource Real Estate, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund.  For the period ended February 28, 2014, the Adviser earned advisory fees of $19,047.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses) at least until April 30, 2014, so that the total annual operating expenses of the Fund do not exceed 1.99% of the Fund’s average daily net assets.  Fee waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended February 28, 2014, the Adviser waived fees and reimbursed expenses of $343,290, all of which are available to be recouped by the Adviser until February 28, 2017 and $28,487 from the seed audit recoupable thru March 8, 2016.

Pursuant to separate servicing agreements with Gemini Fund Services, (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Resource Real Estate Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the period ended February 28, 2014, the Fund incurred shareholder servicing fees of $3,809.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the period ended February 28, 2014, the Distributor received $36,529 in underwriting commissions for sales of the Fund’s shares, of which $4,963 was retained by the principal underwriter.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a quarterly fee of $1,250, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended February 28, 2014 amounted to $5,131,719 and $83,140, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

As of February 28, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies and forward foreign currency contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $1,544.

Resource Real Estate Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/(losses), adjustments for passive foreign investment companies, and the reclass of Fund distributions resulted in reclassification for the period ended February 28, 2014 as follows:

6.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of up to 5% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below).  If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2%.  If the Fund determines not to repurchase an additional 2%, or if more than 7% of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder.  There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered.  In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares.  Subsequent repurchase requests will not be given priority over other shareholder requests.

During the period ended February 28, 2014, the Fund completed three quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Commencement Date	June 11, 2013	September 9, 2013	December 17, 2013
Repurchase Request Deadline	July 12, 2013	October 10, 2013	January 15, 2014
Repurchase Pricing Date	July 12, 2013	October 10, 2013	January 15, 2014
Net Asset Value as of Repurchase Offer Date	$9.84	$9.36	$9.38
Amount Repurchased	$0	$9,682	$3,015
Percentage of Outstanding Shares Repurchased	0.00%	0.77%	0.11%

7.

BANK LINE OF CREDIT

The Fund has a secured $25,000,000 bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“the Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

The Fund has until June 1, 2014 to pay back the line of credit. Borrowings under this arrangement bear interest at the lender’s 3 month LIBOR plus 95 basis points at the time of borrowing. During the period ended February 28, 2014, the Fund incurred $5,086 of interest expense related to the borrowings. Average borrowings and the average interest rate during the period ended February 28, 2014 were $359,611 and 1.21%, respectively. The largest outstanding borrowing during the period ended February 28, 2014 was $669,545.  As of February 28, 2014, the Fund had $64,113 of outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund. As of February 28, 2014, the Fund had $3,792,569 in securities pledged as collateral for the line of credit.

Resource Real Estate Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2014

8.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Funds’ Board of Trustees declared the following distributions:

The Fund completed a quarterly repurchase offer on April 16, 2014 which resulted in 0.70% of Fund shares being repurchased for $60,253.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Resource Real Estate Diversified Income Fund

We have audited the accompanying statement of assets and liabilities of the  Resource Real Estate Diversified Income Fund (the “Fund”), including the portfolio of investments, as of February 28, 2014, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period March 12, 2013 (commencement of operations) through February 28, 2014. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014 by correspondence with the custodian, brokers, and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

As explained in the notes, the financial statements involve securities valued at $1,451,820 (30.1% of net assets), whose fair values have been estimated by the Board of Trustees in the absence of readily ascertainable fair values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Resource Real Estate Diversified Income Fund as of February 28, 2014, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period March 12, 2013 through February 28 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

April 29, 2014

Resource Real Estate Diversified Income Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 28, 2014

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (9/1/13)	Ending Account Value (2/28/14)	Expenses Paid During the Period* (9/1/13 to 2/28/14)
Actual	$1,000.00	$1,077.10	$10.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94

*    Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six-month period ended February 28, 2014).

Resource Real Estate Diversified Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

February 28, 2014

Approval of Investment Advisory Agreement

At a meeting held on November 13, 2012, (the “Organizational Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”), including a majority of those Trustees who are not “interested persons” of the Trust, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)(the “Independent Trustees”) considered the approval of an investment advisory agreement (the “Agreement”) between Resource Real Estate, Inc. (the “Adviser”) and the Trust.

 In connection with the Board’s consideration of the Agreement, the Adviser provided the Board in advance of the Organizational Meeting with written materials. Matters considered by the Trustees in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.  The Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s current Form ADV and information regarding the Adviser’s organizational structure.  The Trustees considered a presentation given by the Adviser regarding the Fund’s investment strategy and the experience of the Adviser in the provision of investment advisory services in real estate securities.  The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team.  The Board then considered certain legal and regulatory matters in which the Adviser and/or the Adviser’s affiliates are involved and the potential effect of such matters on the operations of the Adviser.

The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Performance of the Adviser.  Because the Fund has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  However, the Trustees considered other accounts managed by the Adviser and considered the background of the prospective portfolio manager.  The Board concluded that the Adviser was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.25% annual advisory fee based on the average net assets of the Fund, which is above the median of a group of similarly managed closed-end interval funds, however, the Trustees noted that the advisory fee was within the range of reasonable fees charged by the advisers to the reference group of funds.  The Trustees also noted that the Adviser expects to limit total annual Fund operating expenses at 1.99%. The Trustees concluded that the proposed advisory fee, as well as its overall projected net expense ratio, was acceptable in light of the Adviser’s expertise and the quality of the services the Fund expects to receive from the Adviser.

Economies of Scale.  The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there was potential for realization of any further economies of scale.  The Board acknowledged that, based on the anticipated size and growth of the Fund for the first two years the Agreement is in effect, economies of scale are not a relevant consideration at this time.

Resource Real Estate Diversified Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

February 28, 2014

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They noted that any projection of profits is speculative.  They considered the proposed advisory fee, expected asset levels and benefits to be derived from a distribution agreement between the Fund and an affiliated principal underwriter.  The Board considered that there will be no anticipated direct profit to the Adviser for the first two years that the Agreement is in effect.  The Board determined that the Adviser has adequate resources to reimburse the Fund for operating expenses and to continue operations.  The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the proposed advisory fee structure is reasonable and in light of such services and projected expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Agreement. In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and this summary does not detail all the matters considered.

Resource Real Estate Diversified Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

February 28, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Resource Real Estate, Inc., One Crescent Drive, Suite 203, Philadelphia, PA 19112.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Enrique Casanova Born in 1973	Trustee	Team Epic, Marketing Consultant (December 2003 to Present)	1	Independent Director, RCP Reserves Holdings Manager, Inc. August 2006 to October 2012
Fred Berlinsky, Esq. Born in 1959	Trustee, Chairman of the Board	Markeim-Chalmers, Inc., President (since March 1986)	1	None
David Blatt , CPA (Inactive) Born in 1970	Trustee	Asynchrony Solutions, Inc., Vice President (March 2013 to Present) Maritz, Vice President (November 2001 to March 2013), KPMG, Manager (1993 to 2000)	1	Independent Director, RCP Grove at White Oak Manager, September 2006 to October 2012

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jeffrey F. Brotman, Esq. Born in 1963	Trustee	Resource America, Inc. Executive Vice President (since June 2007). Resource Capital Corp, Executive Vice President (since 2009).	1	Chairman of the Board of Directors of TRM Corporation, September 2006 to September 2008. Resource Real Estate, Inc., since 2008
Alan Feldman Born in 1963	Trustee and CEO	Resource Real Estate, Inc. – CEO and director since May 2004. Resource America, Inc. – SVP since August 2002.	1	Resource Real Estate, Inc., since 2004
Kevin Finkel Born in 1971	President	Resource Real Estate, Inc. Executive Vice President (since November 2002).	N/A	N/A

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Steven Saltzman Born in 1963	Treasurer and Senior Vice President	Resource Real Estate, Inc., Chief Financial Officer (since January 2012). Resource Real Estate, Inc., Chief Financial Officer (since January 2014); Vice President – Finance (May 2004 to December 2013)	N/A	N/A
Shelle Weisbaum Born in 1961	Secretary and Senior Vice President	Resource Real Estate, Inc. – Senior Vice President and General Counsel (since January 2014); Vice President and General Counsel (November 2006 to December 2013).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Resource Real Estate Diversified Income Fund.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-747-9559.

PRIVACY NOTICE
FACTS		WHAT DOES RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Resource Real Estate Diversified Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Real Estate Diversified Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-855-747-9559

Who we are
Who is providing this notice?	Resource Real Estate Diversified Income Fund
What we do
How does Resource Real Estate Diversified Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Real Estate Diversified Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Resource Real Estate Diversified Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪  Resource Real Estate Diversified  Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Resource Real Estate Diversified Income Fund does not jointly market.

.

Investment Adviser

Resource Real Estate, Inc.

One Crescent Drive, Suite 203

Philadelphia, PA 19112

Distributor

Northern Lights Distributor, LLC

17605 Wright Street Suite 2

Omaha, NE 68130

Legal Counsel

Thompson Hine LLC

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9559 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-747-9559.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

  The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $ 20,000

(b)

Audit-Related Fees

2014 - None

(c)

Tax Fees

2014 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:       0.00%

Tax Fees:

             0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $ 3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Resource Real Estate Diversified Income Fund

By (Signature and Title)

/s/ Alan Feldman

       Alan Feldman, President

Date  05/09/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Alan Feldman

       Alan Feldman, President

Date  05/09/2014

By (Signature and Title)

/s/ Steven R. Saltzman

      Steven R. Saltzman, Treasurer

Date  05/09/2014